01.12.06 CJS Conference Opening Remarks (John Shave)

As previously disclosed on December 15, 2005, the company has delayed the filing of its Form 10-K for the fiscal year ended September 30, 2005. The company is in the process of responding to comments from the SEC regarding its periodic reports, including its Form 10-K for the fiscal year ended September 30, 2004, and is conducting its own review of its revenue recognition policy to consider changes and to determine whether a restatement is necessary. Consequently, the company is not in a position to discuss, comment or answer questions regarding the SEC review, the status of its review of its revenue recognition policy, the possibility of a restatement with respect to matters other than the previously announced restatements for auction rate securities and two-class method of earnings per share, the timing of the filing of its periodic reports, including its Form 10-K and the earnings for the fiscal quarter ending December 31, 2005, the timing of its 2006 annual meeting for shareholders, and its overall financial condition, including guidance for any of the 2006 periods.

Moreover, certain statements contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management’s judgment, beliefs, current trends and market conditions. Forward-looking statements made by the company may be identified by the use of words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “seeks,” “estimates,” and similar expressions. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict, including changes in accounting policy or restatements of annual or quarterly financial statements as a result of the revenue recognition policy review, or as a result of the company’s responses to accounting comments from the SEC Staff; the timing and substance of the company’s resolution of the company’s revenue recognition policy review and of outstanding SEC comments which changes, individually or in the aggregate, may be material to the Company’s financial condition, results of operations or liquidity; whether a restatement will be required for any matter other than revenue recognition or auction rate securities or the two-class method of earnings per share; the nature, timing and amount of any restatement or other adjustments; the company’s ability to make timely filings of its required periodic reports under the Securities Exchange Act of 1934; the effect of any restatement or delay upon the timing of the company’s annual meeting of shareholders for 2006, the listing of the company’s common stock on the New York Stock Exchange, the funding availability under the company’s credit facilities or upon outstanding debt obligations; the company’s ability to secure necessary waivers from lenders for the delay in filing one or more of its periodic reports; the company’s ability to maintain adequate cash balances for operating and for debt defeasance; the response of customers to the delay in filing one or more periodic reports; the effect of delaying the filing of one or more periodic reports on the timing of the company’s annual meeting of shareholders for 2006 and the listing of the company’s common stock on the New York Stock Exchange; any adverse response of any of the Company’s vendors, customers, media and others relating to the delay or restatement of the company’s financial statements and accounting processes, policies and procedures, and additional uncertainties related to accounting issues. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. See also the discussion of factors that may affect future results contained in the company’s Current Report on Form 8-K filed with the SEC on November 3, 2004.

Fin O’Neill

Good morning and thank you for taking some time to learn more about Reynolds and Reynolds. I would like to thank Arnie, Bob and the CJS team for inviting us to participate in their “New Ideas for the New Year” conference. And, with me today I have Greg Geswein, our Chief Financial Officer, and John Shave, our Vice President of Investor Relations.

For those of you who are not familiar with the name, at Reynolds and Reynolds we help automobile dealers sell cars and take care of their customers. We have been serving dealers since 1927, and with our ERA system we are the leading provider of dealer management systems in the U.S. and Canada. Dealer Management Systems are what dealers rely on to run their business every day. We also provide dealers with value-added applications which help them enhance various operations of the dealership (web site services, showroom management, F&I, service, parts, etc.). In addition, we sell specialty documents and we provide training and consulting services to help dealers run their business more effectively.

Reynolds is a strong brand. We have about 40% of the DMS market. We ranked first among major DMS providers in the most recent study of dealership satisfaction by the National Automobile Dealers Association. Seventy of the Ward’s Dealer Business e-Dealer 100 leaders rely on Reynolds Web Solutions to manage their presence on the Internet.

Additionally, we serve automotive retailers and OEMs globally through our Incadea solution. More about that later.

There are three drivers of our business. First and foremost are the dealers. Number two are the OEMs. And number three are the ultimate consumers.

The dealers drive our business because they demand that we turn the data resident in their DMS into actionable information. They demand that we drive costs out of their business. They demand that we help them to drive more revenue, to close customers more efficiently, and to maintain better relationships with their customers after they sell them a car.

OEMs are also driving our business because they are looking for ways to leverage demand. Think of the decisions that OEMs make daily on incentives and advertising. What motivates consumers? What gets them into the dealership? How do they act when they get in the dealership? Moreover, OEMs are looking for tools that help build customer loyalty. A loyal customer is easier and less expensive to market to. To that end, OEMs want to improve that customer ownership experience.

The third driver is the ultimate consumer. Today’s buyer is a more informed consumer. JD Power tells us that about 80% of customers these days walk into a dealership knowing as much as the sales people who sell them the cars. Today’s consumer is also more demanding. So dealers need the tools to meet the expectations of that ultimate consumer.

Let’s talk about our market. It’s a huge market. 25,000 rooftops, driving about a trillion dollars worth of revenue. There are about a million users of our dealer management system in the United States. Dealer spend is about $81 billion annually, including labor, overhead, etc. When you consider DMS, value-added applications, documents, training and consulting services, the addressable spend for Reynolds is about $5 billion. The DMS market itself is about 1.7 billion dollars.

The automotive retail market is a mature market. It’s a dealer-led market. In all but a few instances, dealers control the processes at the retail level. And therefore they control the choices that are made, relative to DMS, value-added applications and whom to engage for training and consulting services.

The markets in which Reynolds competes are competitive. In the DMS market, we have new entrants offering low-priced systems to those dealers who are willing to trade features and functionality for price. The market for value-added applications, such as CRM, is also very competitive, with a broad range of offerings. Moreover, the large dealership consolidators drive economies of scale. Even smaller dealers use consultants to help them be more knowledgeable consumers.

Nonetheless, there is a tremendous opportunity for growth. I have visited over 150 dealers in the past year and I can tell you that dealers want products and services that have demonstrable ROI. Moreover, dealers value integration. They are tired of cobbling together software solutions from multiple vendors. They ask, why can’t Reynolds just provide all that I need (at a great price, of course).

So let’s talk about how we are going to grow Reynolds. There are really seven ways in which we can grow Reynolds. First, we have to secure the DMS base. Second, we have to build penetration in value-added applications. Third, we have to build an information services business around our consulting services. Fourth, we have to stabilize and grow our documents business. Fifth, we have to grow internationally. Sixth, we have to leverage our deep experience in the automotive retail space in related markets that are built on a similar dealer distribution model. And seventh, we have to realign our organization around these strategies so we can more effectively execute the plan we are talking about today.

Let’s talk about these seven initiatives in more detail. First and foremost is what I call the core; the DMS. The Dealer Management System is the platform for growth. It is our permission to be in the dealership. It is our advantage over competitors. It is a platform from which we can sell the dealer value-added applications or services. As I said before, we have 40% of the DMS market in North America. We have the trust of our customers who we help run their business every day.

Now, how do you grow this core DMS? We’ve taken one step already. We are focusing on one system in North America. Previously, we offered two major Dealer Management Systems. We had ERA, our legacy system in 10,000 dealerships. We also offered Reynolds Generation Series Suite — RGS - which was installed in 73 dealerships. RGS was viewed as the system of the future. The problem, however, was that if even we addressed all of the issues associated with Suite, it would have met the needs of only a minority of our dealers. That would have led to a split in our R&D spend and a split in focus in our sales and marketing operation. Last July, we decided to terminate RGS and to focus on ERA because we are confident that we can evolve and upgrade the ERA system over time to meet the changing needs of automobile dealers.

We can also grow the DMS with large dealer groups. Reynolds is well positioned with large dealer groups. Take the Wards Dealer Business Top 100 list of dealers, for example; Reynolds systems run 50% or more rooftops in 46 of the top 100 dealer groups. So when these groups look to consolidate their Dealer Management Systems and leverage their scale, we’re in a great position to convert them to 100% Reynolds. At our analyst day in September, Asbury Automotive chief executive, Ken Gillman provided additional insight. Ken said, “by using Reynolds, they help us reduce expenses. We also consolidate products and eliminate bolt-ons, which save us money and improves efficiency.”

And we are very excited about our recent successes in this area. General Motors announced last week that Reynolds has been selected as one of two preferred providers of Dealer Management Systems to GM-branded dealers in North America. And just before the holidays, we announced a multi-year agreement with GM to appoint Reynolds as the exclusive provider of DMS to all 440 Saturn retailers. We anticipate that implementation with the Saturn dealers will begin in 2007. We will provide the system, which by the way will be our ERA XT, in a fully managed, secure ASP format. Industry analyst Michael Seaton called the competitive win a “welcomed Christmas present for Reynolds and Reynolds.” The announcements create tremendous opportunities for Reynolds.

The second area of growth, and this is an exciting area, is to build penetration in value-added applications. Dealers need products that will help them retain more margin or reduce costs. New car revenues are shrinking. Warranty revenue is going down because cars are getting better. Customer pay service is subject to a lot of competition. Meanwhile, dealer costs are going up.

In this environment, we have the opportunity to provide dealers with software to reach customers on the Web, help them manage internet leads, as well as showroom contacts, finance and insurance operations, service, parts, and after sale customer relationships. We offer a number of products in these areas. However, to execute successfully we need to fill some gaps in existing products, and to introduce new products where we do not have a current offering. We also want to make our value-added applications DMS agnostic. This means that the application works with just about any DMS. When we develop an application, clearly it will fit our 40% of the marketplace. Why shouldn’t that same application fit the rest of the DMS marketplace that our major competitors hold? Why not sell to 100% of the market?

The third element of growth is in Information Services. Information Services means three things to me. First, it is about enhanced business intelligence. Dealers have a real need to extract actionable information from the wealth of customer transactional data in their systems. Our ERA XT, with our Advanced Reporting dashboard, provides this intelligence. Second, it’s about Business Process Consulting. We do this already. For example, we offer consulting on customer loyalty programs and business development centers which dealers use to follow up leads and develop service business. We need to grow our business in this area. The third element of Information Services is Business Process Outsourcing. As dealers grow, they start to realize that they’re doing things that are not core to their business. As dealers look for scale, business out-sourcing is a great opportunity.

The fourth opportunity is to grow internationally. The international market is different than North America. Number one, the dealers don’t lead. The OEMs have much more control over what happens at retail. It’s also a fragmented market with a very large number of DMS providers.

The international market is big and growing. Europe is a $900,000,000 DMS market, and it’s changing. The ending of the block exemption, which opened European automakers to new competition, has led to consolidation. Smaller dealers find it harder to compete. Moreover, the Europeans are following the lead of the US market. It is no longer a simple business where you knew all of your customers, the names of their children and their birthdays.

Asia too is a growing market. When we talk about Asia, we principally see the opportunity for DMS and value-added applications in China. However the Chinese market, as strong as the growth numbers look, is still a limited market. There are only 6,000 dealers so far and the major activity is still in about 15 major metropolitan areas. But there’s no doubt in anybody’s mind that it’s growing. We need to be there.

Overall, the market outside of North America is nearly as big as the North American market. How do we grow? In Canada we will continue with the ERA system. We’re number one in DMS market share in Canada. We’ll continue to build on that position. In Europe, we will focus on the Big Five: Great Britain, France, Germany, Italy and Spain. In the European big five, we have a competitive advantage with our Incadea platform. It’s based on Microsoft Navision. The platform doesn’t change from country to country. Only two things can change. One is the module for local business culture. The second is the module for the brand. But unlike the legacy systems of our competitors in Europe, which differ from country to country, this is a system where the platform is consistent across the continent. It will allow us to get to market quicker. We may also choose to grow in Europe through acquisitions of some of these older legacy systems, and then, over time, convert the customer base to Incadea.

The fourth pillar of growth is to stabilize and grow our documents business. Reynolds has been in the documents business — i.e., selling forms to automobile dealers — since 1927 when Mr. Grant left Chevrolet as the national sales manager and bought Reynolds. Forms are a core competency of the company and I am convinced that we can grow it. Dealers need forms for a variety of purposes. The principle reason is legal compliance. Have you bought a car lately? How many forms did you sign? Forms are still a vital part of the retail trade, so why not grow it?

Fifth, we will leverage our expertise in automotive retail in related markets. As I said at the outset, Reynolds’ core competency is in automotive retail. The 4,000 plus people at Reynolds know about dealers. They know the people, they know the processes, and they have a good idea about the solutions for retail. I believe that we can leverage that know-how in other markets that use a similar model of distribution. Motorcycles, industrial equipment, heavy truck, and agricultural equipment are all opportunities for growth.

Now how do we drive all of these strategies? Number seven — Organizational Realignment. What do I mean by Organizational Realignment? Three things: driving fixed costs out of our business, culture change, and internal investment. We have an opportunity to drive out fixed costs in our business, and we are working hard at that. Culture change is important because we are no longer in a market with the characteristics of a duopoly. We cannot sit back. We have a recurring revenue model and it is good. But we have competitors who are worthy competitors. They’re quick and nimble. We need to have more of a sense of urgency. We have to have more of a performance-oriented culture. Culture change takes time in any organization, but we will look in the rearview mirror in 18 to 24 months and realize that we have come a long way.

Then there’s internal investment. We will invest, we have to invest, in internal systems. Like many companies, we have relied too long on legacy systems for internal management. This adds unnecessary cost and complexity.

In conclusion, what do we have to do? Execute on the seven initiatives I just discussed. We have to protect and grow the core. We have to secure that $1,700,000,000 core — the DMS business. Second, we have to build penetration in value-added applications. Third, we have to build our information services business around consulting. Fourth, we have to stabilize and grow our documents business. Fifth, we have to grow internationally. Sixth, we have to leverage our core competence in the automotive retail space and apply it in related markets. And seventh, we have to realign the organization, drive out costs, invest internally, and drive this strategy.